Exhibit 99.2


                          CERTIFICATION OF PERIODIC REPORT

I, Mary Anne DeYoung, Vice President Finance, Principal and Accounting Officer of 1mage Software, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2002 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.) 78m or 78o(d)); and


     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002



                                      By:      /s/MARY ANNE DEYOUNG
                                         -------------------------------------
                                                 Mary Anne DeYoung
                                         Vice President, Finance Principal
                                               and Accounting Officer